EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED SECURED REVOLVING CREDIT AGREEMENT ("Amendment") is made as of March __, 2004 by and among the following:

         EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business at c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Operating Partnership"), the sole general partner of which is Equity Inns Trust;

         EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("EIP/WV"), the sole general partner of which is Equity Inns Services, Inc., a Tennessee corporation which is wholly-owned by Equity Inns, Inc.;

         EQUITY INNS PARTNERSHIP II, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Equity II"), the sole general partner of which is Equity Inns Trust and the sole limited partner of which is the Operating Partnership (the Operating Partnership, EIP/WV and Equity II being referred to herein collectively as the "Borrower");

         BANK ONE, NA ("Bank One"), a national bank organized under the laws of the United States of America having an office at 1 Bank One Plaza, Chicago, Illinois 60670, as Administrative Agent ("Administrative Agent") and as a Lender; and

         Each of the remaining Lenders that are signatories hereto.

                                    RECITALS

         A. Borrower is primarily engaged in the business of the acquisition and development of premium limited service, premium extended stay and premium all-suite and full-service hotel properties.

         B. The parties hereto have entered into an Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003, as amended by that First Amendment to Credit Agreement dated as of January 21, 2004 (the "Credit Agreement") to make loans available to the Borrower pursuant to the terms thereof ("Facility"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

         C. Borrower has requested a change in certain terms contained in the Credit Agreement and the Lenders have agreed to such a change on the terms contained herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

2. The definition of "Cash Available for Distribution" is added to Article I of the Credit Agreement to read as follows:

                  "Cash Available for Distribution" for any period, means Funds From Operations adjusted by (i) subtracting the normalized recurring capitalized expenditures at a minimum amount equal to the Agreed FF&E Reserve (e.g. new floor covering, carpeting, drapes, paint, and exterior preparation), (ii) adjusted for all non-cash items, and (iii) adjusted for any non-recurring expenditures and extraordinary items.

3. Section 9.4 (b) is hereby amended and restated to read as follows:

                           (b) For each fiscal quarter, the aggregate amount of
                  dividends paid by Equity Inns (excluding Preferred Stock Expense) for the most recent four fiscal quarters for which financial reports are available to exceed the lesser of: (i) an amount equal to 1.05 times the Cash Available for Distribution for such period and (ii) an amount equal to $0.52 per share of common stock for such period; provided however, if Equity Inns increases dividends to greater than $0.52 per share of common stock, provided that the ratio of such dividends paid for the most recent four (4) fiscal quarters to Cash Available for Distribution for such period is less than or equal to 0.90, then, the maximum amount of such dividends payable for such fiscal quarter and each fiscal quarter thereafter shall not cause the ratio of such dividends for the most recent four (4) fiscal quarters to Cash Available for Distribution for such period to exceed 0.90. Such amount of $0.52 per share of common stock shall be adjusted appropriately in the case of any stock split or other such change in common stock structure. Cash Available for Distribution shall be determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent, provided that Equity Inns may, so long as an Event of Default does not exist, pays the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code.

4. Section 9.4 (d) is hereby deleted in its entirety.

5. Exhibit I to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit I attached hereto.

6. Borrower hereby represents and warrants that:

                  (a) no Default or Unmatured Default exists under the Loan Documents;

                  (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

                  (c) there has been no material adverse change in the financial condition of Borrower as shown in its December 31, 2003 financial statements;

                  (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

                  (e)      all representations and warranties contained in
                           Article 6 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

7. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

9. This Amendment shall become effective when it has been executed by Borrower, Administrative Agent, and the Lenders.

                  IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:                            EQUITY INNS PARTNERSHIP, L.P.

                                     By:    EQUITY INNS TRUST, its General
                                            Partner

                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                                     By:     EQUITY INNS SERVICES, INC., its
                                             General Partner


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     EQUITY INNS PARTNERSHIP II, L.P.

                                     By:     EQUITY INNS TRUST, its General
                                             Partner


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------

LENDERS:                             BANK ONE, NA
                                     Individually and as Administrative Agent


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     Corporate Real Estate Division
                                     1 Bank One Plaza
                                     Chicago, Illinois  60670-0315
                                     Attention:  Patricia Leung
                                     Telephone:  312-325-3124
                                     Telecopy:  312-325-3122

                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     Individually and as Syndication Agent and Co-Lead Arranger

                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------

                                     Address for Notices:
                                     Lodging Group
                                     1301 Avenue of the Americas
                                     New York, New York  10019
                                     Attention:  Dave Bowers
                                     Telephone:  212/261-7831
                                     Telecopy:  212/261-7532

                                     FLEET NATIONAL BANK
                                     Individually and as Documentation Agent


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     115 Perimeter Center Place N.E.
                                     Suite 500
                                     Atlanta, Georgia 30342
                                     Attention:  George Ojanuga
                                     Telephone:  770-390-6588
                                     Telecopy:  770-391-9811

                                     NATIONAL BANK OF COMMERCE


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     7770 Poplar Avenue
                                     Suite 105
                                     Germantown, Tennessee 38138
                                     Attention:  Jeremy Chism
                                     Telephone:  901/757-4872
                                     Telecopy:  901/757-4883

                                     AMSOUTH BANK


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     1900 Fifth Avenue North
                                     AmSouth-Sonat Tower, 9th Floor
                                     Birmingham, Alabama  35203
                                     Attention:  Lawrence Clark
                                     Telephone:  205/581-7493
                                     Telecopy:  205/326-4075

                                     UNION PLANTERS BANK, NATIONAL ASSOCIATION


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     6200 Poplar Avenue
                                     3rd Floor
                                     Memphis, Tennessee  38119
                                     Attention:  James R. Gummel
                                     Telephone:  901/580-5437
                                     Telecopy:  901/580-5451

         The undersigned, Equity Inns, Inc. and Equity Inns Trust, are parties to the Credit Agreement for purposes of making the representations and warranties contained in Article VII thereof and agreeing to perform certain of the covenants described in Article VIII thereof and hereby confirm that the Credit Agreement remains in full force and effect and hereby consent to the terms of this Amendment.

                                     EQUITY INNS, INC.


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     EQUITY INNS TRUST


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------

                                    EXHIBIT I


                         FORM OF COMPLIANCE CERTIFICATE


                                    EXHIBIT I

                         FORM OF COMPLIANCE CERTIFICATE


Under that certain Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003, as amended by that certain First Amendment to Credit Agreement dated as of January 21, 2004, and that certain Second Amendment to Credit Agreement dated as of March __, 2004 (the "Credit Agreement"), between Equity Inns Partnership, L.P., Equity Inns / West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P., as Borrower and Bank One, NA ("Bank One") as Administrative agent, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger, Fleet Bank, as Documentation Agent, and the Lenders defined therein (the "Credit Agreement").

The undersigned, as _________________ of Equity Inns Partnership L.P., and as _________________ of Equity Inn / West Virginia Partnership L.P., pursuant to
Section 8.2 of the Credit Agreement, hereby certify to Bank One as Administrative Agent as follows:

1. A review of the activities of Borrower during the most recent ended fiscal quarter (which quarter ended _______) of the Borrower has been made under my supervision.

2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects (except to the extent that they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement).

3. No event has occurred and is continuing which constitutes an Event of Default or a potential Event of Default.

4. The following Borrowing Base computation for the most recent ended fiscal quarter, together with the supporting schedule attached hereto is true and correct:

         A.     Total Collateral Pool Asset Values
                                                         $----------------------
         B.     55% of A
                                                         $----------------------
         C.     The principal amount which would
                produce an Included Collateral
                Pool Debt Service Coverage Ratio
                of 1.75 (from 1L of Schedule I)
                                                         $----------------------
         D.     55% of the total Collateral Pool
                Asset Values of the Excluded
                Properties and Properties Under
                Development
                                                         $----------------------
         E.     C plus D
                                                         $----------------------
         F.     The lesser of B and E
                                                         $----------------------

         OR

         G.     Total Collateral Pool Asset Values
                                                         $----------------------
         H.     60% of G
                                                         $----------------------
         I.     The principal amount which would
                produce an Included Collateral
                Pool Debt Service Coverage Ratio
                of 1.75 (from 1L of Schedule I)
                                                         $----------------------
         J.     60% of the total Collateral Pool
                Asset Values of the Excluded
                Properties and Properties Under
                Development
                                                         $----------------------
         K.     I plus J
                                                         $----------------------
         L.     Six (6) times the aggregate Adjusted
                Net Operating Income of all Included
                Collateral Pool Assets for the most
                recent four (4) consecutive fiscal
                quarters
                                                         $----------------------
         M.     The lowest of H and K and L
                                                         $----------------------



         N.     Allocated Facility Amount
                                                         $----------------------
                                                          The Greater of F or M

5. The following covenant computations, for the most recent ended fiscal quarter, together with the supporting schedule attached hereto, are true and correct:

8.3      Limitations on Properties Under Development
                                                          $---------------------
         A. Aggregate Total Cost of all Properties
            Under Development
                                                          $---------------------
         B. 10% of Total Cost of all Properties owned by the Consolidated Group
                                                          $---------------------
                                                          A must be less than or
                                                          equal to B

9.3      Leverage.

         A. Total Indebtedness
                                                          $---------------------
         B. EBITDA
                                                          $---------------------
         C. A divided by B
                                                          $---------------------
         D. 5.50
         E. 5.25                                          C must be less than or
         F. 5.00                                          equal to: D through
                                                          12/31/04; E from
                                                          1/1/05 through
                                                          12/31/06; F from
                                                          1/1/06 through
                                                          12/31/07; and G
                                                          thereafter

9.3      Additional Recourse Indebtedness

         A. Recourse Indebtedness of the
            Consolidated Group
                                                          $---------------------
         B. Allocated Facility Amount
                                                          $---------------------
         C. $50,000,000 D. B plus C
                                                          $---------------------
                                                          A must be less than or
                                                          equal to D

9.4      Dividends

9.4(a)   A. Total dividends for the past four
            quarters (excluding Preferred Stock
            Expense)
                                                          $---------------------

         B. 90% of the Funds From Operations for
            the past four quarters
                                                          $---------------------
                                                          A must be less than or
                                                          equal to B

9.4(b)   A. Total dividends for the past four quarters
            (excl. Preferred Stock Expense)
                                                          $---------------------
         B. Cash Available for Distribution
                                                          $---------------------
         C. Ratio of A to B
                                                          $---------------------
                                                        See 9.4(b)for compliance

9.4(c)   A. Amount of Dividends preceding quarter
            (excluding Preferred Stock Expense)
                                                          $---------------------

         B. Amount of Dividends This Quarter
                                                          $---------------------
                                                         B must beless than or
                                                         equal to A if the ratio
                                                         of Total Indebtedness
                                                         to BITDA exceeds 5.25x


9.5      Floating Rate Debt

         A. Floating Rate Debt
                                                          $---------------------
                                                        Must be less than $150mm


9.7      FF&E Expenditures.

         A. Total actual expenditures of the
            Consolidated Group for FF&E replacement
            and approved capital improvements for the Properties for the past four quarters.
                                                          $---------------------

         B. Amount of reserves maintained on the
            balance sheet on the last day of the
            period by the Consolidated Group for
            FF&E replacement and approved capital
            improvements less the amount of such
            reserves maintained as of the first day
            of the period.
                                                          $---------------------

         C. Sum of A plus B
                                                          $---------------------

         D. 4% of gross room revenues for the past four quarters for the Properties
                                                          $---------------------
                                                          C must be greater than
                                                          or equal to D

9.8(a) Minimum Tangible Net Worth.

         A. Tangible Net Worth of the Consolidated
            Group
                                                          $---------------------

         B. 80% of Tangible Net Worth at 12/31/02
                                                          $---------------------

         C. 75% of equity interest issued after
            12/31/02
                                                          $---------------------

         D. Sum of B and C
                                                          $---------------------
                                                          A must be greater than
                                                          or equal to D

9.8(b)   Minimum Fixed Charge Coverage

         A. Adjusted EBITDA for the most recent
            12 calendar months
                                                          $---------------------

         B. Ground Lease Expense for the most
            recent 12 calendar months
                                                          $---------------------

         C. Sum of A plus B
                                                          $---------------------

         D. Fixed Charges for the most recent
            12 calendar months
                                                          $---------------------

         E. C divided by D
                                                           ---------------------
                                                          E must be greater than
                                                          or equal to the amount
                                                          specified in Section
                                                          9.8(b) for the
                                                          applicable time period

9.8(c)   Minimum Interest Coverage

         A. Adjusted EBITDA for the most recent
            12 calendar months
                                                          $---------------------

         B. Interest Expense for the most recent
            12 calendar months
                                                          $---------------------

         C. A divided by B
                                                           ---------------------
                                                          C must be greater than
                                                          or equal to the amount
                                                          specified in Section
                                                          9.8(c) for the
                                                          applicable time period


9.11     Share Repurchase

         A. Total amount paid by Equity Inns for
            stock repurchase during the most
            recently completed quarter
                                                          $---------------------

         B. Amount Available for dividend payments during such quarter
                                                          $---------------------

         C. Amount of Dividends paid during such
            quarter
                                                          $---------------------
                                                          A must be less than
                                                          B-C

The following computation of the limits imbedded in the definitions, together with the supporting schedule attached hereto, is true and correct.

Limitations in Borrowing Base (See definition of "Eligible Property")

         Borrower Properties

         A. Borrowing Base
                                                          $---------------------
         B. Total Collateral Pool Asset Values
            of Properties which are, directly or
            indirectly, wholly owned and controlled
            by Borrower
                                                          $---------------------

         C. B divided by A
                                                          ---------------------%
                                                          C must be greater than
                                                          or equal to 90%

         Fee Simple Properties
         D. Total Collateral Pool Asset Values
            of Properties which are, directly or
            indirectly, held in fee simple by Borrower or a Wholly-Owned Subsidiary
                                                          $---------------------

         E. D divided by A
                                                          ---------------------%
                                                          E must be greater than
                                                          or equal to 90%

         State Concentration

         F. Total Collateral Pool Asset Values of all Collateral Pool Assets located in the state containing the Properties which makes up the greatest percentage of the Borrowing
            Base
                                                          $---------------------
         G. F divided by A
                                                          ---------------------%
                                                          G must be less than or
                                                          equal to 25%

         Individual Asset Concentration

         H. Collateral Pool Asset Value of the
            Collateral Pool Asset which makes up
            the greatest percentage of the Borrowing
            Base
                                                          $---------------------

         I. H divided by A
                                                          ---------------------%
                                                          I must be less than or
                                                          equal to 20%

         Properties Under Development

         J. Total amount of the Borrowing Base
            attributable to Properties Under
            Development
                                                          $---------------------
                                                          J must be less than
                                                          $25,000,000

         K. Total Amount of Borrowing Base
            attributable to Excluded Properties
                                                          $---------------------
                                                          J plus K must be less
                                                          than $35,000,000


Limitation on Excluded Investment Affiliates (see definition)

Ownership Percentage

         A. The largest Consolidated Group
            Pro Rata Share of any Investment
            Affiliate
                                                          $---------------------
                                                          A must be less than
                                                          20%

Book Value

         B. The aggregate book value of the
            Consolidated Group's investment in all
            Excluded Investment Affiliates
                                                          $---------------------

         C. $20,000,000

         D. $25,000,000

         E. The amount of the Borrowing Base
            attributable to Properties Under Development
                                                          $---------------------

         F. D minus E
                                                          $---------------------

         G. The lesser of C and F
                                                          $---------------------
                                                          B must be less than or
                                                          equal to G

In addition, the Consolidated Group does not have voting control of, or the ability to otherwise direct the actions of any Investment Affiliate, and no Investment Affiliate has Indebtedness which is recourse to, or guaranteed by, any member of the Consolidated Group.


Date:
        ------------------------------------


By:
        ------------------------------------

Name:
        ------------------------------------

Title:
        ------------------------------------

                                   SCHEDULE I
                            CALCULATION OF COVENANTS


1.      Included Collateral Pool Debt Service Coverage Ratio

         A. Net Operating Income of all Included
            Collateral Pool Assets for the past
            four quarters
                                                          $---------------------

         B. Agreed FF&E Reserve for the past four quarters
                                                          $---------------------

         C. A minus B
                                                          $---------------------

         D. C divided by 1.75 = annual debt service payment amount resulting in 1.75 Included
            Collateral Pool Debt Service Coverage Ratio

                                                          $---------------------

         E. Average Interest Rate for the Facility for the past 4 quarters
                                                          ---------------------%

         F. D divided by E
                                                          $---------------------

         G. Yield on 10-year Treasuries as of the last Business Day of the most recently completed quarter.
                                                          ---------------------%

         H. 2.50%

         I. G plus H
                                                          ---------------------%

         J. 6.75%
                                                          ---------------------%

         K. Higher of I or J
                                                          ---------------------%

         L. Debt Service Constant for loan with equal monthly payments and an interest rate equal to K above and a 25 year amortization
            Schedule.
                                                          ---------------------%

         M. D divided by L
                                                          $---------------------

         N. The lesser of F and M (The principal amount which would produce an Included Collateral
            Pool Debt Service Coverage Ratio of 1.75)
                                                          $---------------------

2.       Total Cost

         A. Book Value of all Properties owned by the Consolidated Group
                                                          $---------------------

         B. Accumulated Depreciation on such Properties
                                                          $---------------------

         C. Consolidated Group Pro Rata Share of the book value of all properties owned by Investment Affiliates
                                                          $---------------------

         D. Consolidated Group Pro Rata Share of the depreciation associated with such
            Properties owned by Investment Affiliates
                                                          $---------------------

         E. Sum of A, B, C, and D
                                                          $=====================

3.       Total Indebtedness

         A. Indebtedness of the Consolidated Group

            1. indebtedness for borrowed money
                                                          $---------------------
            2. obligations under financing and
               capital leases
                                                          $---------------------
            3. Guarantee Obligations
                                                          $---------------------
            4. Letters of credit
                                                          $---------------------
            5. Other items which constitute Indebtedness
               not included in the above
                                                          $---------------------

         B. Consolidated Group Pro Rata Share of all Indebtedness of any Investment Affiliate other than Excluded Investment Affiliates (to the extent not included in A)

            1. Indebtedness for borrowed money
                                                          $---------------------
            2. Obligations under financing and
               capital leases
                                                          $---------------------
            3. Guarantee Obligations
                                                          $---------------------
            4. Letters of Credit
                                                          $---------------------
            5. Other items which constitute Indebtedness
               not included in the above
                                                          $---------------------

         C. Sum of A and B equals Total Indebtedness
                                                          $---------------------

4. EBITDA for the most recent four quarters

         A. EBITDA of the Consolidated Group excluding income from Investment Affiliates
                                                          $---------------------

         B. Consolidated Group Pro Rata Share of EBITDA of Investment Affiliates other than Excluded
            Investment Affiliates
                                                          $---------------------

         C. All extraordinary items included in A or B
                                                          $---------------------

         D. All gains or losses from sale of  assets
                                                          $---------------------

         E. Adjustment for Properties not owned during whole period
                                                          $---------------------

         F. Sum of A plus B less sum of C plus D plus or minus E equals EBITDA
                                                          $---------------------

5. Adjusted EBITDA for the most recent four quarters

         A. EBITDA for the most recent four quarters
                                                          $---------------------

         B. 4% of gross room revenues for the past four quarters on all Properties
                                                          $---------------------

         C. A minus B equals Adjusted EBITDA
                                                          $---------------------

6. Interest Expense for the most recent four quarters

         A. Interest Expense of the Consolidated Group
                                                          $---------------------

         B. Consolidated Group Pro Rata Share of any accrued or paid interest of an Investment
            Affiliate other than Excluded Investment
            Affiliates)
                                                          $---------------------

         C. Sum of A plus B equals Interest Expense
                                                          $---------------------

7. Fixed Charges for the most recent four quarters

         A. Interest Expense
                                                          $---------------------

         B. Regularly scheduled principal payments of Indebtedness of the Consolidated Group
                                                          $---------------------

         C. Consolidated Group Pro Rata Share of any regularly scheduled principal payments of an Investment Affiliate (other than Excluded
            Investment Affiliates)
                                                          $---------------------

         D. Preferred Stock Expense
                                                          $---------------------

         E. Ground Lease Expense
                                                          $---------------------

         F. Sum of A, B, C, D, and E equals Fixed
            Charges
                                                          $---------------------

8. Cash Available for Distribution ("CAD") for the past four Quarters

         A. Funds From Operations for the past
            four quarters
                                                          $---------------------

         B. Normalized recurring cash expenditures
                                                          $---------------------

         C. All non-cash items
                                                          $---------------------

         D. Non recurring expenditures and extraordinary items
                                                          $---------------------

         E. A minus B adjusted for C and D equals CAD
                                                          $---------------------